SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  October 14, 2003

Bank One Auto Securitization Trust 2003-1
(Exact name of registrant as specified in its charter)

Delaware	333-107580	Not Available
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Wilmington Trust Company
Rodney Square North, 1100 North Market Street
Wilmington, Delaware 19890-1600
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (302) 282-1039

Item 5. Other Events

On or about October 14, 2003, Bank One, National Association transferred certain motor vehicle retail installment sale contracts (the “Receivables”) to Bank One Auto Securitization LLC (the “Seller”) and the Seller transferred the Receivables to Bank One Auto Securitization Trust 2003-1 (the “Trust”).  The Trust granted a security interest in the Receivables to JPMorgan Chase Bank and issued Asset Backed Notes in the aggregate original principal amount of $723,999,000 (the “Notes”). This Current Report on Form 8-K is being filed to file a copy of the Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Administration Agreement, Purchase Agreement, Underwriting Agreement and Terms Agreement (as listed below) and other operative agreements executed in connection with the issuance of the Notes.

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(a)

Exhibits:

Item 601(a) of Regulation S-K

Exhibit No.

Description

4.1

Amended & Restated Trust Agreement, between Bank One Auto Securitization LLC, Wilmington Trust Company and JPMorgan Chase Bank, dated as of August 29, 2003.

4.2

Indenture, between the Trust and JPMorgan Chase Bank, dated as of August 29, 2003.

4.3

Sale and Servicing Agreement, among Bank One Auto Securitization LLC, Bank One, National Association, JPMorgan Chase Bank and the Trust, dated as of August 29, 2003.

4.4

Administration Agreement, among the Trust, Bank One, National Association and JPMorgan Chase Bank, dated as of August 29, 2003

10.1

Purchase Agreement, between Bank One, National Association and Bank One Auto Securitization LLC, dated as of August 29, 2003.

10.2

Underwriting Agreement, among Bank One Auto Securitization LLC, Bank One, National Association and Banc One Capital Markets, Inc., dated October 1, 2003.

10.3

Terms Agreement, among Bank One Auto Securitization LLC, Bank One, National Association and Banc One Capital Markets, Inc., dated October 1, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK ONE, NATIONAL ASSOCIATION

By: /s/ Stephen Etherington

Stephen Etherington

Senior Vice President

Dated:  October 22, 2003

INDEX TO EXHIBITS

Exhibit No.

Description

4.1

Amended & Restated Trust Agreement, between Bank One Auto Securitization LLC, Wilmington Trust Company and JPMorgan Chase Bank, dated as of August 29, 2003.

4.2

Indenture, between the Trust and JPMorgan Chase Bank, dated as of August 29, 2003.

4.3

Sale and Servicing Agreement, among Bank One Auto Securitization LLC, Bank One, National Association, JPMorgan Chase Bank and the Trust, dated as of August 29, 2003.

4.4

Administration Agreement, among the Trust, Bank One, National Association and JPMorgan Chase Bank, dated as of August 29, 2003

10.1

Purchase Agreement, between Bank One, National Association and Bank One Auto Securitization LLC, dated as of August 29, 2003.

10.2

Underwriting Agreement, among Bank One Auto Securitization LLC, Bank One, National Association and Banc One Capital Markets, Inc., dated October 1, 2003.

10.3

Terms Agreement, among Bank One Auto Securitization LLC, Bank One, National Association and Banc One Capital Markets, Inc., dated October 1, 2003.